UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 5, 2008

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2008, as part of its normal course corporate governance actions, the Board of Directors (the “Board”) of Polycom, Inc. (“Polycom”) approved an amended and restated form of Indemnification Agreement, which will replace the forms currently entered into by Polycom with its directors and certain officers and will be the form of Indemnification Agreement to be utilized by Polycom for its directors and officers on a going-forward basis. The new form of agreement is intended to update the form since its last amendment by Polycom in 2005.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1) Forms of Performance Share Agreements

On February 5, 2008, the Compensation Committee (the “Committee”) of the Board approved amended forms of Performance Share Agreements for use under the Polycom, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). The 2008 annual equity incentive grants to executive officers of Polycom were performance-based and were made utilizing these new forms of Performance Share Agreements, as described in more detail below.

General Terms. The Performance Share Agreements provide for the grant of a target number of performance shares that will be paid out in shares of Polycom common stock once the applicable performance and vesting criteria have been met. The number of performance shares in which the recipient may vest will depend upon achievement with respect to certain performance criteria specified by the Committee at the time of grant. Upon payout of the shares, the recipient must pay a purchase price per share equal to the par value of Polycom common stock ($0.0005), payable through the recipient’s services rendered to Polycom. Polycom will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless Polycom requires or otherwise permits the recipient to make alternate arrangements satisfactory to Polycom.

Vesting. If the performance criteria are deemed achieved, the amended Performance Share Agreements provide that one-third of the performance shares will vest on the later of the first anniversary of the grant date (or, if later, the date the Committee certifies achievement of the performance criteria for the performance period), and the remaining two-thirds of the performance shares will vest in equal, annual installments on each subsequent anniversary of the grant date, provided the recipient remains an employee of Polycom through those dates. The Performance Share Agreements provide that vesting automatically will be delayed upon certain changes to employment status due to authorized leaves of absence for specified durations. In the event of the recipient’s death, Disability (as such term is defined in the 2004 Plan) or Retirement (as such term is defined in the Performance Share Agreements) while he or she is an employee, a portion or all of the unvested performance shares may vest depending on the date of the recipient’s death, Disability (as such term is defined in the 2004 Plan) or Retirement (as such term is defined in the Performance Share Agreements). Generally, performance shares that have not vested by the time of a recipient’s termination of service with Polycom will be forfeited. However, the Performance Share Agreements provide that in the event that the recipient incurs a termination of service within twelve months following a Change in Control (as such term is defined in the Performance Share Agreements) either (i) by Polycom for any reason other than due to recipient’s Misconduct or for Cause (depending on the applicable Performance Share Agreement and as such terms are defined in the Performance Share Agreements), or (ii) by the recipient for Good Reason (depending on the applicable Performance Share Agreement and as such term is defined in the Performance Share Agreements), then all unvested performance shares (determined in accordance with the terms and conditions of Performance Share Agreements) will fully vest. In addition, the form of Performance Share Agreements for officers contains non-compete and non-solicitation provisions.

The Performance Share Agreements provide that, in the event a Change in Control occurs during a performance period (as set forth in the Performance Share Agreements), the number of performance shares in which the recipient will be entitled to vest in accordance with the applicable vesting schedule and other terms of the Performance Share Agreement will be determined based on (i) actual achievement of the performance criteria for the fiscal quarters completed prior to the Change in Control and (ii) deemed or target achievement (i.e., 100%) of the performance criteria for the remaining fiscal quarters in the performance period.

Stockholder Rights. A performance share award recipient generally will not have any of the rights of a Polycom stockholder, including voting rights and the right to receive dividends and distributions, until after actual shares of Polycom common stock are issued in respect of the performance share award, which is subject to the prior satisfaction of the performance and vesting criteria relating to such performance share grants.

2008 Grants to Named Executive Officers.

On February 5, 2008, the Committee approved performance share grants to Polycom’s Chief Executive Officer, Robert C. Hagerty, and Polycom’s other named executive officers, Michael R. Kourey, Sunil K. Bhalla, and Joseph A. Sigrist. The performance period for the 2008 grants will be from January 1, 2008, to December 31, 2008, and will be measured on the basis of revenue and non-GAAP net income for the performance period, as compared to amounts designated as revenue and non-GAAP net income in Polycom’s 2008 Annual Operating Plan, in the case of Mr. Hagerty and Mr. Kourey, and on the basis of revenue and non-GAAP operating income, as compared to amounts designated as revenue and non-GAAP operating income in Polycom’s 2008 Annual

Operating Plan, in the case of the other named executive officers. For 2008, Mr. Hagerty received a target grant of 50,000 performance shares and each of Messrs. Kourey, Bhalla, and Sigrist received a target grant of 20,000 performance shares. The number of performance shares in which each recipient may vest will depend upon achievement by Polycom during the performance period of the applicable performance criteria and will range from zero percent (0%) to two hundred and fifty percent (250%) of the target number of performance shares. One-third (1/3) of the number of performance shares (determined in accordance with Polycom’s achievement of the performance criteria) is scheduled to vest on the later of the first anniversary of the date the performance share award is granted (the “Grant Date”), or, if later, the date the Committee certifies achievement of the performance criteria for the performance period, and the remaining two-thirds (2/3) will vest in equal, annual installments on the third and second anniversaries of the Grant Date, subject to the terms and conditions of the Performance Share Agreements, described above. In the event the recipient terminates employment due to death or Disability (as such term is defined in the 2004 Plan), unvested performance shares will vest as follows: (i) if the termination occurs following the performance period but on or before the first vesting date, the recipient shall vest as to the number of performance shares that would have vested had the recipient remained an employee through such date; (ii) if the termination occurs following the first vesting date but on or before the second anniversary of the Grant Date, the recipient shall vest as to the number of performance shares that would have vested had the recipient remained an employee through the second anniversary of the Grant Date; and (ii) if the termination occurs following the second anniversary of the Grant Date but on or before the third anniversary of the Grant Date, the recipient shall vest as to the number of performance shares that would have vested had the recipient remained an employee through the third anniversary of the Grant Date. In the event the recipient terminates employment due to Retirement (as such term is defined in the 2004 Plan), unvested performance shares will vest as follows: (i) if the termination occurs on the first vesting date, the recipient shall vest in one-third (1/3) of the number of performance shares (determined in accordance with Polycom’s achievement of the performance criteria); and (ii) if the termination occurs after the first vesting date, the recipient shall vest in the number of performance shares determined by multiplying the remaining two-thirds (2/3) by the percentage determined by dividing the number of days that have elapsed following the first anniversary of the Grant Date to the date of the recipient’s Retirement by 730 (less any vested performance shares attributable thereto).

(2) Forms of Restricted Stock Unit Agreements

On February 5, 2008, the Committee approved forms of Restricted Stock Unit Agreements for use under the 2004 Plan.

General Terms. The Restricted Stock Unit Agreements provide for the grant of a certain number of restricted stock units that will be paid out in shares of Polycom common stock once the applicable vesting criteria have been met. Upon payout of the shares, the recipient must pay a purchase price per share equal to the par value of Polycom common stock ($0.0005), payable through the recipient’s services rendered to Polycom. Polycom will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless Polycom requires or otherwise permits the recipient to make alternate arrangements satisfactory to Polycom.

Vesting. The Restricted Stock Unit Agreements provide that vesting automatically will be delayed upon certain changes to employment status due to authorized leaves of absence for specified durations. In the event of the recipient’s death, Disability (as such term is defined in the 2004 Plan) or Retirement (as such term is defined in Restricted Stock Unit Agreements) while he or she is an employee, the recipient will vest in a certain number of restricted stock units determined based on the date of the recipient’s death, Disability (as such term is defined in the 2004 Plan) or Retirement (as such term is defined in the Restricted Stock Unit Agreements). Generally, restricted stock units that have not vested by the time of a recipient’s termination of service with Polycom will be forfeited. However, the Restricted Stock Unit Agreements provide that in the event that the recipient incurs a termination of service within twelve months following a Change in Control (as such term is defined in the Restricted Stock Unit Agreements) either (i) by Polycom for any reason other than due to recipient’s Misconduct or for Cause (depending on the applicable Restricted Stock Unit Agreement and as such terms are defined in the Restricted Stock Unit Agreements), or (ii) by the recipient for Good Reason (depending on the applicable Restricted Stock Unit Agreement and as such term is defined in the Restricted Stock Unit Agreements), then all unvested restricted stock units will fully vest. In addition, the form of Restricted Stock Unit Agreements for officers contains non-compete and non-solicitation provisions.

Stockholder Rights. A restricted stock unit award recipient generally will not have any of the rights of a Polycom stockholder, including voting rights and the right to receive dividends and distributions, until after actual shares of Polycom common stock are issued in respect of the restricted stock unit award, which is subject to the prior satisfaction of the performance and vesting criteria relating to such restricted stock unit grants.

(3) 2008 Performance Goals under the Polycom, Inc. Performance Bonus Plan

On February 5, 2008, the Committee determined that seven executives would participate in the Polycom, Inc. Performance Bonus Plan (the “Bonus Plan”) for calendar year 2008, including Mr. Hagerty, and Polycom’s other named executive officers, Messrs. Kourey, Bhalla, and Sigrist.

For the calendar year 2008 performance period, the Committee selected several performance goals. Each of these goals (some of which are combined goals) is weighted from 50% to 100%, as determined by the Committee depending on the individual participant. For Mr. Hagerty and Mr. Kourey, the Committee chose performance goals that relate to the achievement of targets for consolidated revenue and consolidated non-GAAP net income (adjusted for acquisitions made during the performance period, if any, and excluding the interest impact of stock repurchases) of Polycom, as a whole, weighted in accordance with a pre-determined performance matrix and measured against amounts designated as consolidated revenue and non-GAAP net income in Polycom’s 2008 Annual Operating Plan. For Mr. Bhalla, the Committee chose performance goals that relate (i) 50% to the achievement of targets for consolidated revenue and consolidated non-GAAP operating income (adjusted for acquisitions made during the performance period, if any) of Polycom, as a whole, weighted in accordance with a pre-determined performance matrix and measured against amounts designated as consolidated revenue and non-GAAP operating income in Polycom’s 2008 Annual Operating Plan, and (ii) 50% to the achievement of targets for revenue and non-GAAP operating income (adjusted for acquisitions made during the performance period, if any) of Polycom’s voice division, weighted in accordance with a pre-determined performance matrix and measured against amounts designated as divisional revenue and non-GAAP operating income in Polycom’s 2008 Annual Operating Plan. For Mr. Sigrist, the Committee chose performance goals that relate (i) 50% to the achievement of targets for consolidated revenue and consolidated non-GAAP operating income (adjusted for acquisitions made during the performance period, if any) of Polycom, as a whole, weighted in accordance with a pre-determined performance matrix and measured against amounts designated as consolidated revenue and non-GAAP operating income in Polycom’s 2008 Annual Operating Plan, and (ii) 50% to the achievement of targets for revenue and non-GAAP operating income (adjusted for acquisitions made during the performance period, if any) of Polycom’s video solutions division, weighted in accordance with a pre-determined performance matrix and measured against amounts designated as divisional revenue and non-GAAP operating income in Polycom’s 2008 Annual Operating Plan.

For the calendar year 2008 performance period, the target bonus payable to Mr. Hagerty is equal to 120% of his annual base salary. The target bonus payable to Mr. Kourey is 80% of his annual base salary and the target bonus payable to Messrs. Bhalla and Sigrist is equal to 70% of their respective annual base salaries. The actual awards (if any) payable for the calendar year 2008 performance period may be higher or lower than the target percentages, depending on the extent to which actual performance meets, exceeds or falls short of the goals approved by the Committee. In addition, the Committee retains discretion to reduce or eliminate (but not increase) the bonus that otherwise would be payable based on actual performance.

(4) Increase to Chief Executive Officer Compensation

On February 6, 2008, the Board, upon recommendation of the Committee following the Committee’s review of Polycom’s Chief Executive Officer compensation, approved an increase to the base salary of Polycom’s Chief Executive Officer, Robert C. Hagerty, in the amount of $75,000. The salary increase will be effective as of February 1, 2008, and will bring Mr. Hagerty’s annual base salary to $650,000.

(5) Amendment to the Polycom, Inc. 2004 Equity Incentive Plan

On February 6, 2008, the Board approved the amendment and restatement of the 2004 Plan. Prior to the amendment and restatement, the 2004 Plan permitted the grant of performance shares, the vesting of which could be time-based, performance-based, or a combination thereof. The 2004 Plan was amended and restated to clarify that performance share awards that would vest solely on the basis of time could be awarded as restricted stock units. The terms of restricted stock units are substantially identical to performance shares, with the exception that performance share awards generally include performance objectives. Upon satisfaction of the applicable vesting criteria, restricted stock units will be paid out in shares of Polycom common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1.	Form of Indemnification Agreement entered into between Polycom and its directors and certain officers

10.2.	Form of Performance Share Agreement for Officers

10.3.	Form of Performance Share Agreement for Non-Officers

10.4.	Form of Restricted Stock Unit Agreement for Officers

10.5.	Form of Restricted Stock Unit Agreement for Non-Officers

10.6.	Polycom, Inc. 2004 Equity Incentive Plan (February 6, 2008 Restatement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: February 11, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement entered into between Polycom and its directors and certain officers

10.2	Form of Performance Share Agreement for Officers

10.3	Form of Performance Share Agreement for Non-Officers

10.4	Form of Restricted Stock Unit Agreement for Officers

10.5	Form of Restricted Stock Unit Agreement for Non-Officers

10.6	Polycom, Inc. 2004 Equity Incentive Plan (February 6, 2008 Restatement)